Exhibit 99.1
Financial News Release

Contact Information:	Steven Moore
Pixelworks, Inc.
408-200-9221
smoore@pixelworks.com
Pixelworks Reports Third Quarter 2008 Financial Results
Higher Gross Profit, Lower Spending Drive Fourth Consecutive Quarter of
Positive Cash Flow from Operations
Tualatin, Ore., October 23, 2008 — Pixelworks, Inc. (NASDAQ:PXLW), an innovative provider of powerful video and pixel processing technology, today announced financial results for the third quarter ended September 30, 2008.
     Third quarter 2008 revenue was $21.5 million, at the high end of management guidance of $20 million to $22 million. Revenue for the third quarter was up 3% sequentially from $20.8 million in the second quarter of 2008 and was down 24% from $28.1 million in the third quarter of 2007.
     Third quarter 2008 GAAP gross profit margin was 53.3 percent, up from 50.5 percent in the second quarter of 2008 and up 10.3 percentage points from 43.0 percent in the third quarter of 2007. Third quarter 2008 non-GAAP gross profit margin was 56.6 percent, up from 54.0 percent in the second quarter of 2008 and up 10.9 percentage points from 45.7 percent in the third quarter of 2007. Higher GAAP and non-GAAP gross profit margin in the third quarter of 2008 resulted primarily from continuing improvements in inventory management and lower product costs, as well as a more favorable mix of products sold in the third quarter of 2008.
     Third quarter 2008 GAAP operating expenses were $11.0 million, down 5% from $11.6 million in the second quarter of 2008 and down 33% from $16.4 million in the third quarter of 2007. Third quarter 2008 GAAP operating expenses included $0.1 million in restructuring charges and $0.4 million in stock-based compensation expense; second quarter 2008 GAAP operating expenses included restructuring charges and non-cash expenses of $0.7 million; and third quarter 2007 GAAP operating expenses included $3.0 million in restructuring charges and non-cash expenses.
     Non-GAAP operating expenses of $10.5 million in the third quarter of 2008 were down 4% from $10.9 million in the second quarter of 2008 and down 22% from $13.4 million in the third quarter of 2007. The significant year-over-year decreases in GAAP and non-GAAP operating expenses were a direct result of the Company’s restructuring actions.
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Pixelworks Reports Third Quarter 2008 Financial Results
October 23, 2008

     Third quarter 2008 GAAP net income was $8.2 million, or $0.56 per diluted share, compared to net loss of $(1.3) million, or $(0.09) per share in the second quarter of 2008 and net loss of $(4.4) million, or $(0.27) per share in the third quarter of 2007. On a non-GAAP basis, the Company recorded net income of $0.7 million, or $0.05 per diluted share in the third quarter of 2008, compared to net loss of $(0.1) million, or $(0.00) per share in the second quarter of 2008 and net loss of $(0.9) million, or $(0.05) per share in the third quarter of 2007. Income and loss per share amounts in prior periods have been adjusted to reflect the Company’s June 4, 2008 reverse stock split.
     Non-GAAP net income in the third quarter of 2008 excludes a net gain of $8.1 million realized on the repurchase of $29.1 million of the Company’s convertible subordinated debentures during the quarter. As a result of this repurchase and effective balance sheet management, the Company’s total cash and marketable securities balance exceeded its long-term debt balance by $2.2 million at September 30, 2008. The third quarter of 2008 is the first quarter end that the Company’s cash and marketable securities balances have exceeded its long-term debt balance since the first quarter of 2005.
     Under its previously announced stock repurchase program, the Company repurchased approximately 424,000 shares of its common stock during the third quarter of 2008.
     “Our third quarter financial performance was at the high end of expectations, as we continued to drive further improvements in gross margin, closely manage expenses and strengthen our balance sheet. Strength in our financial metrics drove positive cash flow from operations of $6.2 million and our sixth consecutive quarter of positive EBITDA,” said Bruce Walicek, President and CEO of Pixelworks. “We secured key design wins for both new and current products with leading electronics manufacturers, and made steady progress against our new product roadmap. As we enter the fourth quarter, we are encouraged by our progress to date and remain focused on tightly managing our financial performance and executing against our turnaround plan.”
Business Outlook for Fourth Quarter 2008
     The following statements are based on the Company’s current expectations. These statements are forward-looking, subject to risks and uncertainties, and actual results may differ materially. These statements do not include the potential impact of any investments outside the ordinary course of business, mergers or acquisitions that may be completed after September 30, 2008 or other future events. Readers are cautioned not to place undue reliance on these forward- looking statements, which speak only as of the date of this press release. The inclusion of any statement in this release does not constitute a suggestion by the Company or any other person that

Pixelworks Reports Third Quarter 2008 Financial Results
October 23, 2008

the events or circumstances described in such statements are material. The Company does not undertake to publicly update or revise these forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied in this release will not be realized.
     The Company expects to record GAAP net loss per share in the fourth quarter of 2008 of ($0.13) to $(0.32) and to record non-GAAP net income (loss) per share of $0.03 to $(0.16), based on the following estimates:
▪	The Company anticipates fourth quarter revenue of $18.5 million to $20.5 million. Revenue is highly dependent on a number of factors including, but not limited to, consumer confidence and spending, seasonality in the consumer electronics market, general economic conditions, the Company’s ability to secure additional design wins, timely customer transition to new product designs, new product introductions, production yields, growth rates in the advanced television, multimedia projector, advanced media processor, and LCD monitor and panel markets, levels of inventory at distributors and customers, and supply of products from third party foundries.

▪	GAAP gross profit margin of approximately 45 to 48 percent. Non-GAAP gross profit margin of approximately 49 to 52 percent. Gross profit margin may be higher or lower than expected due to many factors including, but not limited to, competitive pricing actions, changes in estimated product costs, revenue levels and product mix, new product yields, and inventory and warranty reserve changes.

▪	GAAP operating expenses of $11.0 million to $12.0 million and non-GAAP operating expenses of $10.0 million to $11.0 million.

▪	Nominal interest and other income, net on both a GAAP and non-GAAP basis.

▪	A tax provision of $750,000 on a GAAP basis and $250,000 on a non-GAAP basis.
Conference Call Information
     Pixelworks will host a conference call today at 2 p.m. Pacific Time, which can be accessed by calling 617-213-8893 and using passcode 96153749. A Web broadcast of the call can be accessed by visiting the Company’s investor page at www.pixelworks.com. For those unable to listen to the live Web broadcast, it will be archived for 30 days. A replay of the conference call will also be available through midnight on October 28, 2008, and can be accessed by calling 617-801-6888 and using passcode 58117784.

Pixelworks Reports Third Quarter 2008 Financial Results
October 23, 2008

About Pixelworks, Inc.
     Pixelworks, headquartered in Tualatin, Oregon, is an innovative designer, developer and marketer of video and pixel processing technology semiconductors and software for high-end digital video applications. At design centers in Shanghai and San Jose, Pixelworks engineers push pixel performance to new levels for leading manufacturers of consumer electronics and professional displays worldwide.
     For more information, please visit the Company’s Web site at www.pixelworks.com.
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Note: Pixelworks® and the Pixelworks logo® are trademarks of Pixelworks, Inc. All other trademarks are the property of their respective owners.
Non-GAAP Financial Measures
     This press release makes reference to non-GAAP gross profit margins, operating expenses and net income (loss) which exclude gains on the repurchase of long-term debt, an other-than-temporary impairment of a marketable security, other income, restructuring charges, acquisition-related items and stock-based compensation expense, all of which are required under GAAP. The Company believes these non-GAAP measures provide a meaningful perspective on its underlying cash flow dynamics, but cautions investors to consider these measures in addition to, not as a substitute for, its consolidated financial results as presented in accordance with GAAP. A reconciliation between GAAP and non-GAAP financial measures is included in this earnings release which is available in the investor relations section of the Company’s website.
Safe Harbor Statement
     This release contains statements, including the statements in Bruce Walicek’s quote and the “Business Outlook for Fourth Quarter 2008” section above, that are forward-looking statements within the meaning of the “Safe Harbor” provisions of the federal Securities Litigation Reform Act of 1995. Such statements are based on current expectations, estimates and projections about the Company’s business. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Actual results could vary materially from the description contained herein due to many factors including those described above and the following: changes in growth in the multimedia projector, advanced television, advanced media processor, and LCD panel and monitor markets; competitive factors, such as rival chip architectures, introduction or traction by competing designs, or pricing pressures; changes in customer ordering patterns or lead times; seasonality in the consumer electronics market; new product yield rates; supply of products from third party foundries; the success of our products in expanded markets; our efforts to maintain profitability and a positive EBITDA; insufficient, excess or obsolete inventory and variations in inventory valuation; changes in the recoverability of intangible assets and long lived assets; and other risk factors listed from time to time in the Company’s Securities and Exchange Commission filings.
     The forward-looking statements we make today, speak as of today, and we do not undertake any obligation to update any such statements to reflect events or circumstances occurring after today. Please refer to our Annual Report on Form 10-K for the year ended December 31, 2007 and subsequent SEC filings for a description of factors that could cause actual results to differ materially from the preliminary results announced.
— Financial Tables Follow —

Pixelworks Reports Third Quarter 2008 Financial Results
October 23, 2008

PIXELWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended			Nine Months Ended
	Sept. 30, 2008	June 30, 2008	Sept. 30, 2007	Sept. 30, 2008	Sept. 30, 2007

Revenue, net	$21,479	$20,793	$28,133	$66,248	$79,010
Cost of revenue (1)	10,028	10,295	16,025	32,628	45,447

Gross profit	11,451	10,498	12,108	33,620	33,563

Operating expenses:
Research and development (2)	6,476	7,193	8,962	20,391	30,612
Selling, general and administrative (3)	4,413	4,491	5,697	13,590	20,235
Restructuring	121	(158)	1,645	971	7,048
Amortization of acquired intangible assets	—	74	89	164	269

Total operating expenses	11,010	11,600	16,393	35,116	58,164

Income (loss) from operations	441	(1,102)	(4,285)	(1,496)	(24,601)

Gain on repurchase of long-term debt, net	8,113	—	—	19,670	—
Interest income	405	553	1,454	1,941	4,425
Interest expense	(343)	(419)	(658)	(1,335)	(2,003)
Amortization of debt issuance costs	(83)	(125)	(165)	(354)	(496)
Other income	—	218	—	218	—
Other-than-temporary impairment of marketable security	—	—	—	(6,490)	—

Interest and other income, net	8,092	227	631	13,650	1,926

Income (loss) before income taxes	8,533	(875)	(3,654)	12,154	(22,675)

Provision (benefit) for income taxes	314	375	775	(948)	1,796

Net income (loss)	$8,219	$(1,250)	$(4,429)	$13,102	$(24,471)

Net income (loss) per share:
Basic	$0.57	$(0.09)	$(0.27)	$0.90	$(1.50)

Diluted	$0.56	$(0.09)	$(0.27)	$0.89	$(1.50)

Weighted average shares outstanding:
Basic	14,383	14,577	16,307	14,629	16,284

Diluted	15,399	14,577	16,307	14,640	16,284

(1) Includes:
Amortization of acquired developed technology	$705	$705	$705	$2,115	$2,115
Stock-based compensation	8	20	22	46	70
Restructuring	—	—	11	—	147
(2) Includes stock-based compensation	177	449	538	1,075	1,718
(3) Includes stock-based compensation	227	313	684	965	2,633

Pixelworks Reports Third Quarter 2008 Financial Results
October 23, 2008

PIXELWORKS, INC.
RECONCILIATION OF GAAP AND NON-GAAP FINANCIAL INFORMATION *
(In thousands, except per share data)
(Unaudited)

	Three Months Ended			Nine Months Ended
	Sept. 30, 2008	June 30, 2008	Sept. 30, 2007	Sept. 30, 2008	Sept. 30, 2007
Reconciliation of GAAP and non-GAAP gross profit

GAAP gross profit	$11,451	$10,498	$12,108	$33,620	$33,563

Amortization of acquired developed technology	705	705	705	2,115	2,115
Stock-based compensation	8	20	22	46	70
Restructuring	—	—	11	—	147

Total reconciling items included in cost of revenue	713	725	738	2,161	2,332

Non-GAAP gross profit	$12,164	$11,223	$12,846	$35,781	$35,895

Non-GAAP gross profit margin	56.6%	54.0%	45.7%	54.0%	45.4%

Reconciliation of GAAP and non-GAAP operating expenses

GAAP operating expenses	$11,010	$11,600	$16,393	$35,116	$58,164

Reconciling item included in research and development:
Stock-based compensation	177	449	538	1,075	1,718
Reconciling item included in selling, general and administrative:
Stock-based compensation	227	313	684	965	2,633
Restructuring	121	(158)	1,645	971	7,048
Amortization of acquired intangible assets	—	74	89	164	269

Total reconciling items included in operating expenses	525	678	2,956	3,175	11,668

Non-GAAP operating expenses	$10,485	$10,922	$13,437	$31,941	$46,496

Reconciliation of GAAP and non-GAAP net income (loss)

GAAP net income (loss)	$8,219	$(1,250)	$(4,429)	$13,102	$(24,471)

Reconciling items included in cost of revenue	713	725	738	2,161	2,332
Reconciling items included in operating expenses	525	678	2,956	3,175	11,668
Gain on repurchase of long-term debt, net	(8,113)	—	—	(19,670)	—
Other income	—	(218)	—	(218)	—
Other than temporary impairment of marketable security	—	—	—	6,490	—
Tax effect of non-GAAP adjustments	(596)	—	(134)	(596)	(123)

Non-GAAP net income (loss)	$748	$(65)	$(869)	$4,444	$(10,594)

Non-GAAP net income (loss) per share — basic and diluted	$0.05	$(0.00)	$(0.05)	$0.30	$(0.65)

Non-GAAP weighted average shares outstanding
Basic	14,383	14,577	16,307	14,629	16,284

Diluted	14,392	14,577	16,307	14,640	16,284

*	Our non-GAAP gross profit, non-GAAP operating expenses, non-GAAP net income (loss) and non-GAAP net income (loss) per share differs from GAAP gross profit, GAAP operating expenses, GAAP net income (loss) and GAAP net income (loss) per share due to the exclusion of gains on the repurchase of long-term debt, an other-than-temporary impairment of a marketable security, other income, restructuring charges, acquisition-related items and stock-based compensation expense. Pixelworks’ management believes the presentation of non-GAAP gross profit, non-GAAP operating expenses, non-GAAP net income (loss) and non-GAAP net income (loss) per share provides useful information to investors regarding Pixelworks’ results of operations by allowing investors to better evaluate underlying cash flow dynamics. Pixelworks’ management also uses each of these non-GAAP measures internally to better evaluate underlying cash flow dynamics. Pixelworks, however, cautions investors to consider these non-GAAP financial measures in addition to, and not as a substitute for, our GAAP financial measures.

Pixelworks Reports Third Quarter 2008 Financial Results
October 23, 2008

PIXELWORKS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	September 30,	December 31,
	2008	2007
ASSETS

Current assets:
Cash and cash equivalents	$42,780	$74,572
Short-term marketable securities	18,560	34,581
Accounts receivable, net	5,948	6,223
Inventories, net	5,257	11,265
Prepaid expenses and other current assets	3,771	3,791

Total current assets	76,316	130,432

Long-term marketable securities	1,490	9,804
Property and equipment, net	4,839	6,148
Other assets, net	5,387	6,902
Debt issuance costs, net	764	2,260
Acquired intangible assets, net	4,091	6,370

Total assets	$92,887	$161,916

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$4,541	$3,992
Accrued liabilities and current portion of long-term liabilities	7,396	13,848
Current portion of income taxes payable	—	232

Total current liabilities	11,937	18,072

Long-term liabilities, net of current portion	1,501	1,236
Income taxes payable, net of current portion	10,866	10,635
Long-term debt	60,634	140,000

Total liabilities	84,938	169,943

Shareholders’ equity (deficit)	7,949	(8,027)

Total liabilities and shareholders’ equity	$92,887	$161,916